UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2009

Zhongpin Inc.
 (Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	333-112111 (Commission File Number)	54-2100419 (IRS Employer Identification No.)

21 Changshe Road, Changge City, Henan Province People’s Republic of China (Address of principal executive offices)	(Zip Code)

011 86 10-82861788
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01          Entry into a Material Definitive Agreement.

On October 9, 2009, Zhongpin Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Piper Jaffray & Co. and Susquehanna Financial  Group, LLLP as underwriters (the “Underwriters”), relating to the public offering by the Company of an aggregate of 4,000,000 shares (the “Underwritten Shares”) of Common Stock, par value $0.001 per share (the “Common Stock”), of the Company at a public offering price of $13.25 per share.   The Company also granted the Underwriters the option to purchase an aggregate of up to 600,000 additional shares of Common Stock (the “Additional Shares”) to cover over-allotments made in connection with the offering, if any.  The Underwritten Shares and Additional Shares are collectively referred to as the “Shares.” The Underwritten Shares are expected to be delivered against payment therefor on October 14, 2009, subject to the satisfaction of customary closing conditions.  The offering of the Shares was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s shelf registration statement on Form S-3, as amended by Post-Effective Amendment No. 1 to Form S-3 (File No. 333-160058).

The above description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is incorporated herein by reference and is attached to this Current Report on Form 8-K as Exhibit 1.1.

SECTION 7 – REGULATION FD

Item 7.01.          Regulation FD Disclosure.

On October 8, 2009, we issued a press release announcing our public offering of Common Stock made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on June 18, 2009 and amended on July 14, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On October 9, 2009, we issued a press release announcing the amount and pricing of our public offering of Common Stock.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibits is being furnished pursuant to “Item 7.01. Regulation FD.”  The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.         Financial Statements and Exhibits.

(d)       Exhibits.  The following exhibit is furnished herewith:

Exhibit No.	Document

1.1	Underwriting Agreement, dated October 9, 2009.
5.1	Opinion of Pryor Cashman LLP.
23.1	Consent of Pryor Cashman LLP (included in Exhibit 5.1 hereto).
99.1	Press Release of Zhongpin Inc., dated October 8, 2009.
99.2	Press Release of Zhongpin Inc., dated October 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZHONGPIN INC. (Registrant)

By:	/s/ Xianfu Zhu
Name: Xianfu Zhu
Title: Chief Executive Officer

Dated: October 9, 2009

EXHIBIT INDEX

Exhibit No.	Document

1.1	Underwriting Agreement, dated October 9, 2009.
5.1	Opinion of Pryor Cashman LLP.
23.1	Consent of Pryor Cashman LLP (included in Exhibit 5.1 hereto).
99.1	Press Release of Zhongpin Inc., dated October 8, 2009.
99.2	Press Release of Zhongpin Inc., dated October 9, 2009.